Power of Attorney

The Educational Organization: Peng Tuo Information Technology Co. Ltd. ("PTIT")

The shareholder: Tang Weijiao and Cao Xiaoya ("Shareholder")

The Attorney-in-fact: Hangzhou Kunjiang Education Technology Co. Ltd. a China company ("Party A")

We, the Shareholders of PTIT, Chinese citizens, hereby irrevocably authorize Party A to exercise for and on behalf of me all voting rights that we have as PTIT Shareholders during the term of this Power of Attorney, including without limitation, proposing to convene a shareholders' meeting, attending a shareholders' meeting and exercising the voting rights at any and all shareholders' meeting of PTIT.

Unless this Power of Attorney is expressly terminated by us in writing, this Power of Attorney shall be effective from the date it is signed for an indefinite period of time.

Tang Weijiao

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Tang Weijiao , Shareholder of Peng Tuo Information Technology Co. Ltd.

Date: Dec 30, 2011

Cao Xiaoya

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Cao Xiaoya, Shareholder of Peng Tuo Information Technology Co. Ltd.

Date: Dec 30, 2011